SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2002

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Red Hill Avenue, Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 223-1111

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events
SIGNATURE

Item 5. Other Events

     On December 20, 2002, Mr. Edward P. Smith, tendered his resignation as a member of the Company’s Board of Directors. Mr. Smith advised the Company that he resigned for health reasons.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.,
December 27, 2002
	By:	/s/ Lecil E. Cole

Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

/s/ Wolfgang P. Hombrecher

Wolfgang P. Hombrecher Vice President Finance and Corporate Secretary (Principal Financial Officer)